Commitments and Credit Risk	12 Months Ended
Dec. 31, 2011
Commitments and Credit Risk [Abstract]
Commitments and Credit Risk
Note 16:	Commitments and Credit Risk

Commitments to Originate Loans

Commitments to originate loans are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments have fixed expiration dates or other termination clauses and may require payment of a fee.  Since a portion of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  Each customer's creditworthiness is evaluated on a case-by-case basis.  The amount of collateral obtained, if deemed necessary, is based on management's credit evaluation of the counterparty.  Collateral held varies, but may include accounts receivable, inventory, property, plant and equipment, commercial real estate and residential real estate.

At December 31, 2011 and 2010, the Bank had outstanding commitments to originate loans aggregating $2,368 and $1,438, respectively.  The commitments extended over varying periods of time with the majority being disbursed within a one-year period.

Mortgage loans in the process of  origination represent amounts that the Bank plans to fund within a normal period of 60 to 90 days, and which are intended for sale to investors in the secondary market.  Total mortgage loans in the process of origination amounted to approximately $855 and $2,527, and mortgage loans held for sale amounted to $5,509 and $3,155 at December 31, 2011 and 2010, respectively.

The Bank had recourse commitments on loans sold on the secondary market of approximately $10,839 and $19,481 at December 31, 2011 and 2010, respectively.  Recourse provisions expire within one to six months from the date of transfer.

Standby Letters of Credit

Standby letters of credit are irrevocable conditional commitments issued by the Bank to guarantee the performance of a customer to a third party.  Financial standby letters of credit are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions.  Performance standby letters of credit are issued to guarantee performance of certain customers under non-financial contractual obligations.  The credit risk involved in issuing standby letters of credit is essentially the same as that involved in extending loans to customers.  Should the Bank be obligated to perform under the standby letters of credit, the Bank may seek recourse from the customer for reimbursement of amounts paid.

The Bank had total outstanding standby letters of credit amounting to $1,076 and $482 at December 31, 2011 and 2010, respectively, with terms generally ranging from 90 days to 13 months.

Lines of Credit

Lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Lines of credit have fixed expiration dates.  Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements.  Each customer's creditworthiness is evaluated on a case-by-case basis.  The amount of collateral obtained, if deemed necessary, is based on management's credit evaluation of the counterparty.  Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, commercial real estate and residential real estate.  Management uses the same credit policies in granting lines of credit as it does for on-balance-sheet instruments.

At December 31, 2011, the Bank had granted unused lines of credit to borrowers aggregating approximately $31,083 and $11,311 for commercial lines and open-end consumer lines, respectively.  At December 31, 2010, the Bank had granted unused lines of credit to borrowers aggregating approximately $31,468 and $11,711 for commercial lines and open-end consumer lines, respectively.